Exhibit 3.27
FORM B C A-47
BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ CAREFULLY
THE INSTRUCTIONS ON THE BACK THEREOF.
(THESE ARTICLES MUST BE FILED IN DUPLICATE)

				(Do note write in this space)
STATE OF ILLINOIS,				Date Paid	4/21/76
		ss.		Initial License Fee	$.50
				Franchise Tax	$31.25
Cook	COUNTY___			Filing Fee	$75.00

TO MICHAEL J. HOWLETT, Secretary of State			3167 32	Clerk [ILLEGIBLE]	$106.75

The undersigned,

			Address
Name	Number	Street	City	State

Eugene R. Roman	18534	Page	Homewood,	Illinois

Mark Schutz	2320 182nd. Court		Lansing,	Illinois

being one or more natural persons of the age of twenty-one years or more or a corporation, and having subscribed to shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under “The Business Corporation Act” of the State of Illinois, do hereby adopt the following Articles of Incorporation:
ARTICLE ONE
The name of the corporation hereby incorporated is: Systems Design, Inc.
ARTICLE TWO
The address of its initial registered office in the State of Illinois is: 18534 Page
Street, in the Village of Homewood (Zip Code) (60430) County of Cook and the name of its initial Registered Agent at said address is: Eugene R. Roman
ARTICLE THREE

The duration of the corporation is: Perpetual

ARTICLE FOUR
The purpose or purposes for which the corporation is organized are:
Computer systems, software design, business management and all related activities.
ARTICLE FIVE
PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 100 shares, divided into One classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

	Series	Number of	Par value per share or statement that shares
Class	(If any)	Shares	are without par value
Common		100	$10.00
PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:
None

ARTICLE SIX
     The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

		Total consideration to be
Class of shares	Number of shares	received therefor:
Common	100	$1,000.00
		$
(SEAL)
ARTICLE SEVEN
     The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.
ARTICLE EIGHT
     The number of directors to be elected at the first meeting of the shareholders is: Two (2)
ARTICLE NINE
PARAGRAPH 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $
PARAGRAPH 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $
PARAGRAPH 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $
PARAGRAPH 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $
     NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on, the basis of its entire stated capital and paid-in surplus, then the information called for in Article Nine need not be stated.

Eugene R. Roman

Mark G. Schutz

Incorporators

     NOTE: There may be one or more incorporators. Each incorporator shall be either a corporation, domestic or foreign, or a natural person of the age of twenty-one years or more. If a corporation acts as incorporator, the name of the corporation and state of incorporation shall be shown and the execution must be by its President or Vice-President and verified by him, and the corporate seal shall be affixed and attested by its Secretary or an Assistant Secretary.
OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS
ss.
Cook County
     I, Arlene M. Lamantia, A Notary Public, do hereby certify that on the 21st day of April 1976 Eugene R. Roman and Mark A. Schutz Personally appeared before me and being first duly sworn by me acknowledged the signing of the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

(NOTARIAL SEAL)	Arlene M. Lamantia

Notary Public

FORM B C A-47

ARTICLES OF INCORPORATION

The following fees are required to be paid at the time of issuing Certificate of Incorporation: Filling fee $75.00; Initial license fee of 50¢ per $1,000.00 or 1/20th of 1% of the amount of stated capital and paid-in surplus the corporation proposes to issue without further report (Article Six); Initial franchise tax of 1/10th of 1% of the issued, as above noted. However, the minimum initial franchise tax is $25.00 and varies monthly on $25,000, or less, as follows: January, $37.50; February, $35.42; March, $33.33; April, $31.25; May, $29.17; June, $27.08; July, $25.00; August, $22.92; September, $20.83, October, $18.75; November, $16.67; December, $14.58; (See Sec. 133 BCA).
In excess of $25,000, the franchise tax per $1,000.00 is as follows: Jan., $1.50; Feb., 1.4167; March, 1.3334; April, 1.25; May, 1.1667; June, 1.0834; July, 1.00; Aug., .9167; Sept., .8334; Oct., .75; Nov., .6667; Dec., .5834.
All shares issued in excess of the amount mentioned in article Six of this application must be reported within 60 days from date of issuance thereof, and franchise tax and license fee paid thereon; otherwise, the corporation is subject to a penalty of 1% for each month on the amount until reported and subject to a fine of not to exceed $500.00.
The same fees are required for a subsequent issue of shares except the filling fee is $1.00 instead of $75.00.
FILED
APR 21 1976
SECRETARY OF STATE
(66458-50M-5-75)

Box 5088	No.590-9

Articles of Incorporation
of
SYSTEMS DESIGN, INC.
HOMEWOOD

Number of Authorized Shares 100 pv
Duration PERPETUAL years
FILED
APR 21 1976
SECRETARY OF STATE

3

File Number 5088-590-9 STATE OF ILLINOIS
OFFICE OF THE SECRETARY OF STATE
Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
SYSTEM DESIGN, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLIONS, IN FORCE JULY 1, A.D. 1984.
Now therefore, I, FinEdgar Secretary of state of the state of Illinois by virtue of the powers vested in me by law do hereby issue this certificate and attached hereto a copy of the Application of the aforesaid corporation.
In Testimony where of. I here to set my hand and cause to be affixed the great seal of the state of Illinois at the city of Spring field, this 31st day of December A.D. 1984 and of the independence of the United States the two hundred /and 9th.
(SEAL) /s/ Jin Edgar Secretary of state

BCA-10.30 (Rev. Jul. 1984)
            Submit in Duplicate
Remit payment in Check or Money
Order, payable to “Secretary of State”.
         DO NOT SEND CASH!
JIM EDGAR
Secretary of State
State of Illinois
ARTICLES OF AMENDMENT
File #
This Space For Use By
Secretary of State

Date	12-31-84
License Fee	$
Franchise Tax	$	[ILLEGIBLE]
Filing Fee	$
Clerk	[ILLEGIBLE]

Pursuant to the provisions of “The Business Corporation Act of 1983”, the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE		The name of the corporation is Systems Design, Inc. (Note 1)

ARTICLE TWO		The following amendment of the Articles of Incorporation was adopted on December 21, 1984 in the manner indicated below. (“X” one box only.).

	☐	By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
(Note 2)

	☐	By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
(Note 3)

	☐	By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
(Note 4)

	☐	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
(Note 4)

	☑	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
(Note 4)
(INSERT AMENDMENT)
(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is: RESOLVED, that the Articles of Incorporation be amended to read as follows:)

(New Name)
All changes other than name, Include on page 2
(over)

Resolution
RESOLVED that Article Five of the Articles of Incorporation be amended as follows:
PARAGRAPH 1: The aggregate number of shares which the Corporation is authorized to issue is 4,500,000 shares divided into two classes. The designation of each class, the number of shares of each class, and the par value, if any; of the shares of each class, or a statement that the shares of any class are without par value, areas follows:

	Series	Number of	Par value per share or statement
Class	(If Any)	Shares	that shares are without par value
A Common	None	1,500,000	$1.00

B Common	None	3,000,000	$1.00
PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:
A.	Voting Rights. The holder of the Class B Common Shares shall not have any voting power or be entitled to receive any notice of meetings of shareholders.

B.	Restriction on Transfer. Class B Common Share shall not be sold, assigned, or otherwise transferred, unless first offered for sale to the corporation, in the following manner:
The Seller shall notify the Corporation in writing of his desire to sell Class B Common Shares, and shall offer said shares to the Corporation at no more than the net book value thereof, as determined by the Board of Directors. The Corporation, within 60 days after its receipt of such offer, shall advise Seller of the Corporation’s acceptance or rejection of the offer. If the offer be accepted, it shall be the duty of the Seller forthwith to surrender to the Corporation the class B Common Sharers which were the subject of such offer. Such shares shall be deemed to be property of the Corporation; and the right of the Seller to receive dividends thereon and or other rights shall cease. However, if the offer is rejected, the Seller shall be at liberty to sell, assign, or otherwise transfer such shares, provided that the shares, if sold, shall not be sold at a price less than the price at which the Corporation had declined to purchase them. Any sale or transfer made other than in the above manner shall be void.

ARTICLE THREE	The manner, if not set forth in the amendment, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert “No change”)

ARTICLE FOUR	(a) The manner, if not set forth in the amendment, in which said amendment effects a change in the amount of paid-in capital* is as follows: (If not applicable, insert “No change”)

No Change

(b) The amount of paid-in capital* as changed by this amendment is as follows: (If not applicable, insert “No change”)

No Change

	Before Amendment		After Amendment
Paid-in Capital	$	$
     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated	December 21, 1984	Systems Design, Inc.
(Exact Name of Corporation)

attested by	/s/ Joseph A. LaMantia, Secretary	by	/s/ Eugene R. Roman, President

	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	Joseph A. LaMantia, Secretary		Eugene R. Roman, President
	(Type or Print Name and Title)		(Type or Print Name and Title)
*	“Paid-in Capital” replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.

NOTES and INSTRUCTIONS
NOTE 1:	State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2:	Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (§ 10.10)

NOTE 3:	Directors may adopt amendments without shareholder approval in only six instances, as follows:
(a)	to remove the names and addresses of directors named in the articles of incorporation;

(b)	to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to § 5.15 is also filed;

(c)	to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

(d)	to change the corporate name by substituting the word “corporation”, “incorporated”, “company”, “limited”, or the abbreviation “corp.”, “inc.”, “co.”, or “ltd.” for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

(e)	to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with § 9.05,

(f)	to restate the articles of incorporation as currently amended. (§ 10.15)
NOTE 4:	All amendments not adopted under § 10.10 or § 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

Shareholder approval may be (1) by vote at a shareholders’ meeting (either annual or special) or (2) by consent, in writing, without a meeting.

To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitles to vote and not less than a majority within each class when class voting applies. (§ 10.20)

NOTE 5:	When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (§§ 7.10 & 10.20)

Form BCA-10.30
File No._____________________________________

ARTICLES OF AMENDMENT
Filing Fee $25.00
Filing Fee for Re-Stated Articles $100.00
FILED
DEC 31, 1984
JIM EDGAR
Secretary of State
PAID
JAN 03, 1985
RETURN TO:
Corporation Department
Secretary of State
Springfield, Illinois 62756
Telephone 217 — 782-696

1.	CORPORATE NAME: SYSTEMS DESIGN, INC.

(Note 1)
2.	MANNER OF ADOPTION OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on		May 31,	,
(Month & Day)
2002	in the manner indicated below. (“X” one box only)

(Year)

☐	By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;

(Note 2)

☐	By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

(Note 2)

☐	By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

(Note 3)

☐	By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

(Note 4)

☑	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

(Notes 4 & 5)

☐	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

(Note 5)
3.	TEXT OF AMENDMENT:
a.	When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

Article I: The name of the corporation is:

(NEW NAME)
All changes other than name, include on page 2
(over)

Text of Amendment
b.	(If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)
See attachment

4.	The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert “No change”)
See attachment
5.	(a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change”)
No Change
(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert “No change”)
No Change

	Before Amendment	After Amendment
Paid-in Capital	$	$
(Complete either Item 6 or 7 below. All signatures must be in BLACK INK.)
6.	The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated	May 31	,	2002		SYSTEMS DESIGN, INC.

	(Month & Day)		(Year)		(Exact Name of Corporation at date of execution)
attested by	-s- Sandra L. Roman			by	-s- Dean Sutton

	(Signature of Secretary or Assistant Secretary)				(Signature of President or Vice President)
	Sandra L. Roman, Secretary				Dean Sutton, President

	(Type or Print Name and Title)				(Type or Print Name and Title)
7.	If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.
OR
If amendment Is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated		,

	(Month & Day)		(Year)

NOTES and INSTRUCTIONS

NOTE 1:	State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2:	Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any
	directors have been named or elected.	(§ 10.10)

NOTE 3:	Directors may adopt amendments without shareholder approval in only seven instances, as follows:

	(a)	to remove the names and addresses of directors named in the articles of incorporation;

	(b)	to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to § 5.10 is also filed;

	(c)	to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.

	(d)	to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

	(e)	to change the corporate name by substituting the word “corporation”, “incorporated”, “company”, “limited”, or the abbreviation “Corp.”, “inc.”, “co.”, or “ltd.” for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

	(f)	to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with § 9.05,

	(g)	to restate the articles of incorporation as currently amended.	(§ 10.15)

NOTE 4:	All amendments not adopted under § 10.10 or § 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

Shareholder approval may be (1) by vote at a shareholders’ meeting (either annual or special) or (2) by consent, in writing, without a meeting.

To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within
	each class when class voting applies.	(§ 10.20)

NOTE 5:	When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the
	consent must be promptly notified of the passage of the amendment.	(§§ 7.10 & 10.20)

ATTACHMENT TO
ARTICLES OF AMENDMENT
OF
SYSTEMS DESIGN, INC.
     ARTICLE FIVE: Paragraph 1: The authorized shares of the Corporation are:

		Par Value	Number of
Class	Series	Per Share	Authorized Shares
Common	None	No Par Value	1,000,000
     Paragraph 2: The preferences, qualifications, limitations and the special or relative rights in respect of the shares of each class are: Not applicable
     As of the effective date of these Articles of Amendment, 1,000 shares of Class A stock, $1.00 par value, and an option on 1,000,000 shares of Class A stock are both exchanged for 826,067 shares of Common stock, no par value, of the Corporation, and 215,720 shares of Class B stock, $1.00 par value, are exchanged for 173,933 shares of Common stock, no par value, of the Corporation. The 1,000 shares of Class A stock, $1.00 par value, and 215,720 shares of Class B stock, $1.00 par value, to be received by the Corporation from the shareholders shall be cancelled. The shares of Common stock, no par value, shall be issued for consideration previously received and reported.
     As of the effective date of these Articles after taking the exchange into account, the following number of shares of stock are issued:

		Par Value	Number of
Class	Series	Per Share	Issued Shares
Common	None	No Par Value	1,000,000
     As of the effective date of these Articles, the amount of paid-in-capital is unchanged.

FORM BCA 10.30 (rev. Dec. 2003)
ARTICLES OF AMENDMENT
Business Corporation Act

Jesse White, Secretary of State	FILED
Department of Business Services
Springfield, IL 62756	SEP 13 2005
Telephone (217) 782-1832	JESSE WHITE
http://www.cyberdriveillinois.com	SECRETARY OF STATE

Remit payment in the form of a check or money order payable to the Secretary of State.
                                                            File # 5088-590-9 Filing Fee: $50.00 Approved: LC Submit in duplicate                      Type or Print clearly in black ink                     Do not write above this line

1.	CORPORATE NAME: Systems Design, Inc.
(Note 1)

2.	MANNER OF ADOPTION OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on		September 12
(Month & Day)
2005	in the manner indicated below. (“X” one box only)
(Year)

	☐	By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
(Note 2)

	☐	By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
(Note 2)

	☐	By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
(Note 3)

	☐	By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
(Note 4)

	☐	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
(Notes 4 & 5)

	☑	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

(Note 5)
3.	TEXT OF AMENDMENT:

	a.	When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

Article I: The name of the corporation is:
    SDI Merger Corporation

(NEW NAME)	PAID

All changes other than name, include on page 2	SEP 14 2005
(over)
EXPEDITED
SECRETARY OF STATE

Text of Amendment

b.	(If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

4.	The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert “No change”)
Not applicable
5.	(a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change”)
Not Applicable
(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert “No change”) (Note 6)

	Before Amendment	After Amendment

Paid-in Capital	$	$
(Complete either Item 6 or 7 below. All signatures must be in BLACK INK.)
6.	The undersigned corporation has caused these articles to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true.

Dated	September 12	,	2005	Systems Design, Inc.

	(Month& Day)		(Year)	(Exact Name of Corporation at date of execution)
	Thomas M. Giuliani

	(Any Authorised Officer’s Signature)

	Secretary, Treasurer & CFO

	(Type or Print Name and Title)
7.	If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.
OR
If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.
The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated		,
	(Month & Day)	(Year)

FORM BCA 5.10/5.20 (rev. Dec. 2003)
STATEMENT OF CHANGE OF
REGISTERED AGENT AND/OR
REGISTERED OFFICE
Business Corporation Act

Jesse White, Secretary of State	FILED
Department of Business Services
Springfield, IL 62756	SEP 13 2005
Telephone (217) 782-3647
www.cyberdriveillinois.com	JESSE WHITE SECRETARY OF STATE
Remit payment in the form of a
check or money order payable
to the Secretary of State.
                                                                                     File # 5088-5909 Filing Fee: $25.00 Approved: [ILLEGIBLE]
                                         Submit in duplicate                      Type or Print clearly in black ink                      Do not write above this line

1.	CORPORATE NAME: Systems Design, Inc.
2.	STATE OR COUNTRY OF INCORPORATION: Illinois

3.	Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

Registered Agent	Stephen W. Moore

	First Name	Middle Name	Last Name
Registered Office	18141 Dixie Hwy, #100

	Number Street	Suite No. (A P.O. Box alone is not acceptable)
	Homewood	60430	Cook

	City	ZIP Code	County
4.	Name and address of the registered agent and registered office shall be (after all changes herein reported):

Registered Agent	National Registered Agents, Inc.

	First Name	Middle Name	Last Name
Registered Office	200 West Adams Street

	Number Street	Suite No. (A P.O. Box alone is not acceptable)
Chicago, IL 60606, County of Cook

	City	ZIP Code	County
5.	The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.
6.	The above change was authorized by: (“X”one box only)

a.	☑ By resolution duly adopted by the board of directors.	(Note 5)	PAID

b.	☐ By action of the registered agent.	(Note 6)	SEP 14 2005

EXPEDITED
SECRETARY OF STATE
SEE REVERSE SIDE FOR SIGNATURES(S).

7.	(If authorized by the board of directors, sign here. See Note 5)
     The undersigned corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true.

Dated	September 12	,	2005	Systems Design, Inc.
	(Month & Day)		(Year)	(Exact Name of Corporation)
	Thomas M. Guiliani

	(Any Authorized, Officer’s Signature)
	Secretary, Treasurer & CFO

	(Type or Print Name and Title)
(If change of registered office by registered agent, sign here. See Note 6)
     The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated		,
	(Month & Day)		(Year)	(Signature of Registered Agent of Record)

(Type or print name. If the registered agent is a corporation, type or print the name and title of the officer who is signing on its behalf.)
NOTES
1.	The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2.	The registered office must include a street or road address; a post office box number alone is not acceptable.

3.	A corporation cannot act as its own registered agent.

4.	If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5.	Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by a duly authorized officer.

6.	The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent. If a corporation is acting as the registered agent, a duly authorized officer of such corporation must sign this statement.